EXHIBIT 99.1

September 30, 2002 Selected Financial Information

Information for the three and nine months ended September 30, 2002 and 2001 are unaudited and may not be indicative of results that may be expected for future interim periods or for the full year.

Cautionary Disclosure Relating to Forward Looking Statements

Statements made in this document include forward looking statements under the federal securities laws.  Statements that are not historical in nature, including the words “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions are intended to identify forward looking statements.  While these statements reflect the Company’s good faith beliefs based on current expectations, estimates and projections about (among other things) the industry and the markets in which the Company operates, they are not guarantees of future performance, involve known and unknown risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements, and should not be relied upon as predictions of future events.  Factors which could impact future results include (among other things) general economic conditions, local real estate conditions, oversupply of available space, financial condition of tenants, timely ability to lease or re-lease space upon favorable economic terms, agreements with anchor tenants, interest rates, availability of financing, competitive factors, and similar considerations.  The Company disclaims any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise.  For a discussion of risks and uncertainties that could cause actual results to differ materially from those contained in the forward looking statements, see “Risk Factors” filed as Exhibit 99.1 to the Company’s Form 10-K for the year ended December 31, 2001.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

SUMMARY OF CONSOLIDATED FINANCIAL DATA

(UNAUDITED)

	As of
	September 30, 2002	September 30, 2001
Diluted EPS:
Common shares outstanding	17,778,852	14,718,130
Operating partnership units	3,020,776	3,324,962
Convertible debentures	260,381	463,429
Diluted EPS	21,060,009	18,506,521

Indebtedness:
Fixed rate debt	$185,716,894	172,843,982
Variable rate debt	56,378,540	59,359,037
Total indebtedness	$242,095,434	232,203,019

Total Indebtedness %:
% Fixed rate debt	76.7%	74.4%
% Variable rate debt	23.3%	25.6%

Portfolio Weighted Average Interest Rates:
Fixed rate debt	8.0%	8.1%
Variable rate debt	3.3%	5.1%

Current Annual Dividend Yield (based on current annualized dividend):
Closing market price	$16.03	14.00
Current annual dividend	1.18	1.13
Dividend yield	7.4%	8.1%

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

 INDEBTEDNESS MATURITY AS OF SEPTEMBER 30, 2002

Mortgages:

Maturity Year	Weighted Avg. Int. Rate	Balance @ 09/30/02
2003	9.79%	$18,761,219
2006	7.98%	20,205,507
2007	8.61%	5,419,307
2008	6.84%	5,621,333
2009	7.49%	19,297,994
2010	7.97%	37,392,189	(1)
2011	7.05%	14,647,832
2012	7.54%	34,947,843
2020	9.75%	18,032,776	(1)
Total mortgages		$174,325,999

Other Fixed Rate Debt:

2003	7.63%	$2,734,000
2004	7.00%	8,656,895
Total other fixed rate debt		$11,390,895

Variable Rate Debt:

2003	Variable	$46,000,000
2004	Variable	10,378,540
Total variable rate debt		$56,378,540

Total Indebtedness		$242,095,434

(1)                  Includes FMV adjustment aggregating $3,077,939.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

SUMMARY OF CONSOLIDATED OPERATING INFORMATION

(UNAUDITED)

	Three months ended September 30,		Nine months ended September 30,
	2002	2001	2002	2001
Diluted funds from operations	$9,238,060	7,772,713	25,200,990	21,621,404
FFO per share (1)	0.44	0.42	1.24	1.18

Diluted adjusted funds from operations	$8,801,978	7,772,713	24,764,908	21,621,404
AFFO per share (1)	0.42	0.42	1.22	1.18

Dividends per share	$0.2950	0.2825	0.8850	0.8475
Dividend/FFO payout ratio	66.8%	66.7%	71.2%	71.8%
Dividend/AFFO payout ratio	70.2%	66.7%	72.5%	71.8%

Weighted average number of shares outstanding — EPS:
Basic	17,565,284	14,450,624	16,840,220	14,114,120
Diluted	20,934,111	18,353,637	20,280,915	18,318,264

Unvested restricted shares	208,309	250,196	208,309	250,196

Leverage Ratio:
EBITDA	$12,210,931	11,092,979	34,808,711	31,742,740
Interest expense	4,001,597	4,302,837	12,320,321	13,021,552
Interest coverage ratio	3.05	2.58	2.83	2.44

Reconciliation of FFO Diluted:
Earnings before extraordinary loss	$5,454,411	3,741,576	13,844,008	10,297,700
Depreciation and amortization of property and improvements	2,754,923	3,048,566	8,644,382	8,423,488
FFO basic	$8,209,334	6,790,142	22,488,390	18,721,188
Debenture interest and amortization	54,082	98,398	195,737	441,185
OP unit minority interest	974,644	884,173	2,516,863	2,459,031
FFO diluted	$9,238,060	7,772,713	25,200,990	21,621,404

Reconciliation of FFO Diluted to AFFO Diluted:
FFO basic	$8,209,334	6,790,142	22,488,390	18,721,188
Less straight-line rents	(436,082)	—	(436,082)	—
AFFO basic	$7,773,252	6,790,142	22,052,308	18,721,188

FFO diluted	$9,238,060	7,772,713	25,200,990	21,621,404
Less straight-line rents	(436,082)	—	(436,082)	—
AFFO diluted	$8,801,978	7,772,713	24,764,908	21,621,404

(1) The Company believes that Funds from Operations (FFO) provides relevant and meaningful information about its operating performance that is necessary, along with net earnings, for an understanding of its operating results.  Funds from operations is defined by the National Association of Real Estate Investment Trusts, Inc. (NAREIT) as net earnings (computed in accordance with accounting principles generally accepted in the United States of America), excluding cumulative effects of changes in accounting principles, extraordinary items and gains or losses on sales of properties, plus depreciation and amortization, and after adjustments to record unconsolidated partnerships and joint ventures on the same basis. FFO does not represent cash flows from operations as defined by accounting principles generally accepted in the United States of America (GAAP). In addition, the Company reports Adjusted Funds from Operations (“AFFO”) wherein the Company deducts the positive non-cash impact of recognizing rents due from tenants under leases on a straight-line basis from reported FFO.  FFO and AFFO are not indicative that cash flows are adequate to fund all cash needs and should not be considered as alternatives to cash flows as a measure of liquidity.  The Company’s FFO may not be comparable to the FFO of other REIT’s because they may not use the current NAREIT definition or they may interpret the definition differently.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION RELATED TO

ACQUISITIONS and DEVELOPMENT/REDEVELOPMENT PROJECTS

AS OF SEPTEMBER 30, 2002

(UNAUDITED)

Acquisitions Since October 1, 2001:

Property	Location	Acquisition Cost		Date Acquired	Total Square Footage
Pottstown Plaza Shopping Center	Pottstown, PA	$10,700,000		10/03/02	162,256
Greenbrier Shopping Center	Harford County, MD	21,900,000	(1)	08/13/02	115,398	(1)
		$32,600,000			277,654

(1)  Excludes additional $3.6 million for land, on and offsite improvements which are allocated to an approximate 50,000 square foot expansion scheduled for a 2003 construction start.

Development Projects Completed Since February 2001:

Property	Location	Total Costs	Date Opened	Total Square Footage
Perry Hall Super Fresh Shopping Center	Baltimore County, MD	$9,534,943	April 2002	65,059
Waverly Woods Shopping Center	Baltimore County, MD	11,103,624	March 2001	103,547
Security Square Shopping Center	Baltimore County, MD	11,722,380	February 2001	77,287
		$32,360,947		245,893

Expansion/Redevelopment Projects In Progress

Property	Location	Total Costs as of 9/30/02	Estimated Costs to Complete	Projected Opening Date	Completion %
Lutherville Station Shopping Center	Baltimore County, MD	$156,773	$1,376,334	2003	75%
Shrewsbury Shopping Center	Shrewsbury, PA	3,601,555	3,666,586	Summer 2003	0%
Smoketown Plaza Shopping Center	Dale City, VA	8,059,057	278,475	Spring 2003	0%
Miscellaneous Projects		1,032,486	—
		$12,849,871	$5,321,395

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

LEASE EXPIRATIONS

AS OF SEPTEMBER 30, 2002

(UNAUDITED)

Lease Year Expiration	Number of Expiring Leases	Approximate Expiring GLA	Expiring Leases Annualized Minimum Rent	Average Minimum Rent Per Square Foot
2002	30	59,946	$864,323	$14.42
2003	108	299,054	3,920,713	13.11
2004	124	388,559	5,726,131	14.74
2005	110	515,927	5,098,225	9.88
2006	120	385,005	5,972,121	15.51
2007	84	406,130	4,866,766	11.98
2008	39	577,834	3,952,424	6.84
2009	19	222,420	2,485,487	11.17
2010	39	336,522	4,332,579	12.87
2011	29	281,302	2,451,781	8.72
2012	28	223,367	3,323,116	14.88
Thereafter	76	1,550,484	19,804,104	12.77
	806	5,246,550	$62,797,770	$11.97

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

LEASED RATES

AS OF SEPTEMBER 30, 2002

(UNAUDITED)

MARYLAND	Total SQ. FT.	LEASED SQ. FT.	PERCENT LEASED
Arundel Plaza Shopping Center	249,746	249,746	100%
Clinton Property	28,956	28,956	100%
Club Centre at Pikesville Shopping Center	44,253	33,287	75%
Enchanted Forest Shopping Center	139,898	137,003	98%
Fullerton Plaza Shopping Center	152,834	151,334	99%
Glen Burnie Village Shopping Center	75,185	63,775	85%
Greenbrier Shopping Center	115,398	112,403	97%
Harford Mall and Business Center	625,387	607,851	97%
Ingleside Shopping Center	115,410	115,410	100%
Little Glen Shopping Center	18,823	12,909	69%
Lutherville Station — Office	90,611	82,611	91%
Lutherville Station — Retail	183,829	123,229	67%
New Town Village Shopping Center	117,593	115,447	98%
North East Station Shopping Center	80,190	70,390	88%
Orchard Square Office	28,005	24,600	88%
Patriots Office	28,289	23,270	82%
Patriots Plaza Shopping Center	38,727	38,727	100%
Perry Hall Square Shopping Center	183,055	173,790	95%
Perry Hall Super Fresh Shopping Center	65,059	65,059	100%
Radcliffe Shopping Center at Towson	82,280	82,280	100%
Rolling Road Plaza Shopping Center	63,047	63,047	100%
Rosedale Plaza Shopping Center	90,622	89,482	99%
Security Square Shopping Center	77,287	77,287	100%
Shawan Plaza Shopping Center	94,653	92,653	98%
Shoppes at Easton Shopping Center	113,330	113,330	100%
Southwest Mixed Use Property	24,743	24,743	100%
Timonium Crossing Shopping Center	59,829	53,121	89%
Timonium Shopping Center	207,135	186,655	90%
Waldorf Bowl	26,128	26,128	100%
Waldorf Retail	4,500	4,500	100%
Waverly Woods Shopping Center	103,547	102,147	99%
Wilkens Beltway Plaza Shopping Center	79,740	79,740	100%
Wilkens Office I,II,III	52,770	52,027	99%
York Road Plaza Shopping Center	90,903	88,944	98%
MARYLAND TOTALS	3,551,762	3,365,881	95%

DELAWARE
Brandywine Commons Shopping Center	165,805	165,805	100%
Milford Commons Shopping Center	61,100	51,900	85%
DELAWARE TOTALS	226,905	217,705	96%

VIRGINIA	Total SQ. FT.	LEASED SQ. FT.	PERCENT LEASED
Burke Town Plaza Shopping Center	132,778	132,778	100%
Skyline Village Shopping Center	126,641	125,941	99%
Smoketown Plaza Shopping Center	84,428	50,428	60%*
Spotsylvania Crossing Shopping Center	141,857	139,832	99%
Sudley Towne Plaza Shopping Center	107,761	107,761	100%
VIRGINIA TOTALS	593,465	556,740	94%

NEW YORK
Colonie Plaza Shopping Center	140,406	129,739	92%
Columbia Plaza Shopping Center	132,523	112,380	85%
NEW YORK TOTALS	272,929	242,119	89%

PENNSYLVANIA
Pottstown Plaza Shopping Center	162,256	156,517	96%
Saucon Valley Square Shopping Center	80,695	80,695	100%
Stonehedge Square Shopping Center	88,010	86,010	98%
Wayne Heights Shopping Center	107,549	98,549	92%
Wayne Avenue Plaza Shopping Center	121,202	118,467	98%
PENNSYLVANIA TOTALS	559,712	540,238	97%

MASSACHUSETTS
Del Alba Shopping Center	71,985	66,485	92%
MASSACHUSETTS TOTALS	71,985	66,485	92%

MID-ATLANTIC TOTALS	5,276,758	4,989,168	95%

ILLINOIS
Rolling Meadows	37,225	37,225	100%
ILLINOIS TOTALS	37,225	37,225	100%

SUBTOTAL OPERATING PROPERTIES	5,313,983	5,026,393	95%

DEVELOPMENT OPERATIONS — VIRGINIA
Smoketown Plaza Shopping Center	160,000	160,000	100%
DEVELOPMENT OPERATIONS — VIRGINIA	160,000	160,000	100%

TOTAL OPERATING & DEVELOPMENT	5,473,983	5,186,393	95%

*Under development

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

TOP 10 CENTERS BY SIZE

CENTER NAME	GLA	% OF TOTAL PORTFOLIO
Harford Mall	598,487	10.8%
Lutherville Station Shopping Center	274,440	4.9%
Arundel Plaza Shopping Center	249,746	4.5%
Smoketown Plaza Shopping Center	244,428	4.4%	*
Timonium Shopping Center	207,135	3.7%
Perry Hall Square Shopping Center	183,055	3.3%
Brandywine Commons Shopping Center	165,805	3.0%
Pottstown Plaza Shopping Center	162,256	2.9%
Fullerton Plaza Shopping Center	152,834	2.7%
Spotsylvania Crossing Shopping Center	141,857	2.5%

*Includes 160,000 GLA currently under redevelopment.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

TOP 10 ASSETS BY ANNUALIZED MINIMUM RENT

CENTER NAME	MINIMUM RENT	% OF TOTAL PORTFOLIO
Harford Mall	$5,374,000	9.4%
Enchanted Forest Shopping Center	2,457,000	4.3%
Lutherville Station Shopping Center	2,250,000	3.9%
Brandywine Commons Shopping Center	2,195,000	3.9%
New Town Village Shopping Center	2,139,000	3.8%
Greenbrier Shopping Center	2,061,000	3.6%
Timonium Shopping Center	1,955,000	3.4%
Radcliffe Shopping Center at Towson	1,803,000	3.2%
Shawan Plaza Shopping Center	1,768,000	3.1%
Ingleside Shopping Center	1,715,000	3.0%
APPROXIMATE ANNUALIZED MINIMUM RENT TOTAL PORTFOLIO	$57,000,000

GROCERS BY OWNERSHIP

SEPTEMBER 30, 2002

CENTER	TENANT NAME	GLA	ANNUAL MINIMUM RENT
ROYAL AHOLD UNITS:
Giant of Maryland
Arundel Plaza Shopping Center	Giant Food	51,976	$74,200
New Town Village Shopping Center	Giant Food	60,985	946,677
Shawan Plaza Shopping Center	Giant Food	55,330	597,486
Shoppes at Easton Shopping Center	Giant Food	64,885	772,131
Wilkens Beltway Plaza Shopping Center	Giant Food	55,108	452,887
York Road Plaza Shopping Center	Giant Food	56,892	655,000
Giant of Carlisle
Pottstown Plaza Shopping Center	Giant Food	57,200	521,586
Wayne Heights Shopping Center	Martin’s	31,409	122,000
Wayne Avenue Plaza Shopping Center	Giant Food	53,760	537,600
Stop & Shop
Del Alba Shopping Center	Stop & Shop	63,935	959,796
ROYAL AHOLD UNIT TOTALS		551,480	$5,639,364

DELHAIZE AMERICA, INC.:
Milford Commons Shopping Center	Food Lion	33,000	$264,000
North East Station Shopping Center	Food Lion	38,372	285,000
DELHAIZE AMERICA, INC. TOTALS		71,372	$549,000

ASSOCIATED WHOLESALERS, INC.:
Stonehedge Square Shopping Center	Nells Market	42,552	$321,232
ASSOCIATED WHOLESALERS, INC. TOTALS		42,552	$321,232

GOLUB CORPORATION:
Colonie Plaza Shopping Center	Price Chopper	60,000	$330,000
Columbia Plaza Shopping Center	Price Chopper	65,895	629,297
GOLUB CORPORATION TOTALS		125,895	$959,297

SUPERVALU, INC.:
Lutherville Station Shopping Center	Vacant-paying rent	60,275	$723,300
Skyline Village Shopping Center	Vacant-paying rent	64,485	509,432
SUPERVALU, INC. TOTALS		124,760	$1,232,732

SAFEWAY STORES:
Burke Town Plaza Shopping Center	Safeway	53,495	$202,207
Enchanted Forest Shopping Center	Safeway	50,093	500,930
Greenbrier Shopping Center	Safeway	55,032	915,480
Ingleside Shopping Center	Safeway	54,200	685,630
SAFEWAY STORES TOTALS		212,820	$2,304,247

WAKEFERN FOOD CORPORATION:
Brandywine Commons Shopping Center	Shoprite	58,236	$789,837
WAKEFERN FOOD CORPORATION TOTALS		58,236	$789,837

CENTER	TENANT NAME	GLA	ANNUAL MINIMUM RENT
GREAT ATLANTIC & PACIFIC TEA COMPANY:
Perry Hall Super Fresh Shopping Center	Super Fresh	56,848	$1,023,264
Rosedale Plaza Shopping Center	Super Fresh	50,510	631,375
Saucon Valley Square Shopping Center	Super Fresh	47,827	621,751
Security Square Shopping Center	Super Fresh	58,187	989,179
GREAT ATLANTIC & PACIFIC TEA COMPANY TOTALS		156,524	$3,265,569

WEIS MARKETS:
Waverly Woods Shopping Center	Weis Market	53,500	$588,500
WEIS MARKETS TOTALS		53,500	$588,500
GROCER TOTALS		1,397,139	$15,649,778

Based on 5.5 million square feet of space at September 30, 2002, grocery leased space represents approximately 25.4% of leasable square footage and based on minimum rentals of $57 million for that same period, grocery leased space represents approximately 27.5% of such rental.